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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  Sept. 12, 1994
                                                  ----------------
                                    BORDEN, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         New Jersey                 I-71             13-0511250
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(State or Other Jurisdiction    (Commission        (IRS Employer
    of Incorporation)           File Number)     Identification No.)


  180 East Broad Street, Columbus, OH                  43215
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(Address of Principal Executive Offices)             (Zip Code)



         614/225-4000
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Registrant's Telephone Number, Including Area Code)



                             Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events
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         On September 11, 1994 Borden, Inc. entered into a Letter of Intent on the terms set forth in the attached exhibit.


Item 7.  Financial Statements and Exhibits
         ---------------------------------
(c)      Exhibits

         99.  Letter of Intent





                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         BORDEN, INC.





                                         By:   /s/ James C. Van Meter
Date:  September 12, 1994                ---------------------------------
                                         James C. Van Meter
                                         Executive Vice President and Chief
                                         Financial Officer
                                         (Principal Financial Officer and
                                         Duly Authorized Signing Officer)





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